SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) May 1, 1999


                             DIANON Systems, Inc.
            (Exact name of registrant as specified in its charter)



         Delaware                   000-19392                 06-1128081
--------------------------------------------------------------------------------
      (State or other            (Commission File            (IRS Employer
       jurisdiction
     of incorporation)               Number)              Identification No.)



200 Watson Boulevard, Stratford, Connecticut                     06615
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code   (203) 381-4000
                                                     --------------




------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


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


Item 2.        Acquisition or Disposition of Assets.

      On May 1, 1999 (the "Effective Date"), pursuant to an Asset Purchase Agreement dated as of April 7, 1999 among DIANON Systems, Inc. (the "Company"), Kyto Meridien Diagnostics, L.L.C. ("KMD"), Kyto Diagnostics, L.P., ("Kyto"), Meridian Diagnostics Labs, Inc., A. Bruce Shapiro and Ralph M. Richart, M.D. (the "Asset Purchase Agreement"), the Company acquired from KMD all of the assets of KMD (except certain excluded assets) related to KMD's business of owning and operating laboratories that provide anatomic, pathology, surgical pathology and clinical laboratory testing services to patients, physicians, hospitals, clinics, managed care organizations and other health care providers (the "Business"). On the Effective Date, the Company also assumed certain liabilities of KMD under certain equipment leases and other contracts related to the Business together with certain employee related liabilities. The purchase price consisted of (i) cash payments and transaction costs of $10,500,000 and $200,000, respectively (ii) 300,000 shares of the Company's common voting stock valued at $2,465,625 (iii) certain liabilities assumed and (iv) within 45 days of the Closing Date, an amount equal to the Business's accounts receivable balance (adjusted for non-current accounts) existing on the Closing Date. The amount of the purchase price was determined through arms' length negotiations between the Company and KMD. The Company used working capital and its line of credit facility from First Union National Bank to fund the cash component of the purchase price. The acquisition will be accounted for under the purchase method.

      In connection with the transaction, the Company also entered into a registration rights agreement with KMD pursuant to which the Company granted KMD certain "piggyback" registration rights in respect of the shares of common stock issued to KMD as part of the Purchase Price.

      The Company has also entered into certain employment agreements with certain employees of KMD. These agreements are attached hereto and incorporated by reference.

Item 7.        Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

   Included as an exhibit are the audited financial statements of KMD for the year ended December 31, 1998.

(b) Pro forma financial information.

   The following pro forma financial statements give effect for the purchase and are presented for illustrative purposes only. These pro forma financial statements are not necessarily indicative of the operating results and financial position that might have been achieved had the purchase occurred as of an earlier date, nor are they necessarily indicative of operating results and financial position which may occur in the future.

   A pro forma condensed balance sheet is provided as of December 31, 1998 giving effect to the purchase as though it had been consummated on that date. A pro forma condensed statement

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

of operations is provided for the year ended December 31, 1998 giving effect to the purchase as though it had occurred at the beginning of the year.

   The historical condensed statement of operations for the year ended December 31, 1998 is derived from the historical consolidated financial statements of DIANON Systems, Inc. and should be read in conjunction with the 1998 Annual Report on Form 10-K.



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




                               DIANON Systems, Inc.
                         Pro Forma Condensed Balance Sheet
                                 December 31, 1998

                                                           Pro Forma (unaudited)
                                                         ---------------------------
                                         Historical      Acquisition
                                          Actual          of KMD          Adjusted
                                          ------          ------          --------
      ASSETS

CURRENT ASSETS
     Cash and cash equivalents          $12,126,076     $(4,700,00(a)   $
                                                                          7,426,076
     Accounts receivable, net of         14,403,878                      14,403,878
       allowances
     Other current assets                 3,036,342        123,000(a)     3,159,342
                                         ----------      ----------      -----------
            Total current assets         29,566,296     (4,577,000)      24,989,296

PROPERTY AND EQUIPMENT, net               5,534,485        400,000(a)     5,934,485

INTANGIBLE ASSETS,  net of                  377,751     12,972,625(a)    13,350,376
accumulated amortization

OTHER NONCURRENT ASSETS                   1,224,583                       1,224,583
                                         ==========      ==========      ===========
            TOTAL ASSETS                $36,703,115     $8,795,625      $45,498,740
                                         ==========      ==========      ===========



      LIABILITIES AND STOCKHOLDERS'
      EQUITY

BANK LOANS                                   -           $6,000,000(a)   $6,000,000
OTHER CURRENT LIABILITIES               $5,239,376          330,000(b)    5,569,376
                                         ----------      ----------      -----------
            Total current liabilities    5,239,376       6,330,000       11,569,376

LONG-TERM PORTION OF CAPITALIZED            80,675                           80,675
   LEASE OBLIGATIONS
                                         ----------      ----------      -----------
            Total liabilities            5,320,051       6,330,000       11,650,051
                                         ----------      ----------      -----------

STOCKHOLDERS' EQUITY
     Common stock, par value $.01           68,088             780 (a)       68,868
     Additional paid-in capital         27,398,120         683,991 (a)   28,082,111
     Retained earnings                   5,697,710                        5,697,710
     Common stock held in treasury, at  (1,780,854)     1,780,854 (a)       -
       cost                              ----------      ----------      -----------
            Total stockholders' equity   31,383,064      2,465,625       33,848,689
                                         ----------      ----------      -----------

TOTAL  LIABILITIES  AND   STOCKHOLDERS' $36,703,115     $8,795,625      $45,498,740
  EQUITY                                 ==========      ==========      ===========

See  accompanying  notes  to  pro  forma financial statements




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



                              DIANON Systems, Inc.
                   Pro Forma Condensed Statement of Operations
                                December 31, 1998

                                                               Pro Forma (unaudited)
                                                      ----------------------------------------
                                          Historical  Acquisition
                                           Actual       of KMD      Adjustments  Adjusted
                                           ------       ------      -----------  --------

NET REVENUES                             $62,181,503 $14,631,433                $76,812,936
COST OF SALES                             35,670,153   7,035,159                 42,705,312
                                          ----------  -----------   ----------   ----------

      GROSS PROFIT                        26,511,350   7,596,274                 34,107,624

SELLING, GENERAL AND ADMINISTRATIVE       21,464,737   6,318,288     $783,754 (c)28,566,779
EXPENSES
RESEARCH AND DEVELOPMENT EXPENSES           528,478       -             -          528,478
                                          ----------  -----------   ----------   ----------

      INCOME FROM OPERATIONS              4,518,135    1,277,986    (783,754) (c)5,012,367
INTEREST INCOME, NET                        682,138        5,330    (595,000) (c)   92,468
                                          ----------  -----------   ----------   ----------

    INCOME  BEFORE  PROVISION  FOR INCOME 5,200,273    1,283,316    (1,378,754)  5,104,835
     TAXES
PROVISION FOR INCOME TAXES                2,245,943       -          (41,038) (c)2,204,905
                                          ----------  -----------   ----------   ----------

      NET INCOME                          $2,954,330  $1,283,316    $(1,337,716) $2,899,930
                                          ==========  ===========   ==========   ==========


      EARNINGS PER SHARE
         BASIC                                $0.44                                  $0.42
         DILUTED                              $0.43                                  $0.40

      WEIGHTED AVERAGE SHARES OUTSTANDING
         BASIC                            6,677,524      300,000                 6,977,524
         DILUTED                          6,902,080      300,000                 7,202,080


See  accompanying   notes  to  pro  forma financial statements






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DIANON SYSTEMS, INC.
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1.        BASIS OF PRESENTATION

      The pro forma financial statements are presented for illustrative purposes only, giving effect for the purchase of the operations of Kyto Meridien Diagnostics, L.L.C. (KMD).

      The pro forma condensed balance sheet as of December 31, 1998 includes the impact of all transactions, whether of a recurring or nonrecurring nature, that can be reasonably estimated and should be reflected as of that date.

Note 2.        PRO FORMA ADJUSTMENTS

      Pro forma adjustments include amounts as follows:

     (a) The purchase of inventory, prepaid expenses, plant and equipment, customer lists and other intangible assets through the payment of cash portion of purchase price and issuance of 300,000 shares of common stock, 222,019 of which were from treasury stock. The cash portion of the purchase price, exclusive of transaction costs of $200,000, was financed through the draw down of $6,000,000 from the company's line of credit and the use of $4,500,000 of the company's cash.

     (b)  Accrual of employee related benefit costs.

     (c) Amortization of intangible assets, loss of interest income and interest expense on acquisition debt, all net of related tax effects. Includes a provision for income taxes for acquired company which had been organized as a partnership and as such, did not reflect any provision for income taxes in its financial statements.

   The  pro  forma   financial   statements   do  not  reflect  any  savings  or
efficiencies, if any, which will arise upon the integration of KMD's general and administrative functions into DIANON.

(c)   Exhibits.

      10.1 Asset Purchase Agreement dated as of April 7, 1999 among DIANON Systems, Inc., Kyto Meridien Diagnostics, L.L.C., Kyto Diagnostics, L.P., Meridian Diagnostics Labs, Inc., A. Bruce Shapiro and Ralph M. Richart, M.D.

      10.2 Registration Rights Agreement dated as of May 1, 1999 between DIANON Systems, Inc. and Kyto Meridien Diagnostics, L.L.C.

      10.3 Consulting Agreement dated May 1, 1999 by and between DIANON Systems, Inc. and A. Bruce Shapiro

      10.4 Employment Agreement dated May 1, 1999 by and between DIANON Systems, Inc. and Ralph M. Richart, M.D.


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

      10.5 Employment Agreement dated May 1, 1999 by and between DIANON Systems, Inc. and Beth Phillips

      10.6 Employment Agreement dated May 1, 1999 by and between DIANON Systems, Inc. and Dana Shapiro

      23 Auditors consent

      99.1 Press Release

      99.2 KMD financial statements for the year ending December 31, 1998


                                  Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DIANON Systems, Inc.


May 4, 1999                         /s/ DAVID R. SCHREIBER
------------------                  -------------------------------------------
      Date                          David R. Schreiber
                                    Senior Vice President, Finance and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)




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